UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 26, 1998

                            THE FAIRCHILD CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

1-6560                                                    34-0728587
(Commission                                              (IRS Employer
File Number)                                           Identification No.)


45025 Aviation Drive
Suite 400
Dulles, Virginia                                            20166
(Address of principal executive offices)                  (Zip Code)

        Registrant's telephone number, including area code (703) 478-5800

                                      N.A.
          (Former name or former address, if changed since last report)


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Item 5. Other Events.

     The Fairchild Corporation, a Delaware corporation (the "Company"), announced that it has signed a definitive agreement dated December 26, 1998 (the "Merger Agreement") to acquire (the "Acquisition") Kaynar Technologies Inc., a Delaware corporation ("Kaynar"), an aerospace and industrial fastener manufacturer and tool company, in a cash merger of Kaynar with a wholly-owned subsidiary of the Company.

     The purchase price is $28.75 per share of Kaynar common stock, par value $.01, or approximately $267 million, plus assumption of Kaynar's debt of $98 million. A majority of the holders of all classes of Kaynar stock have agreed to vote in favor of the Acquisition. The transaction is subject to certain conditions, including financing and regulatory approval.

     For a more complete description of the Acquisition, reference is made to the Merger Agreement, the Voting and Option Agreement dated December 26, 1998 and the Voting Agreements between Fairchild and certain officers of the Company, each dated December 26, 1998 (copies of which are filed as exhibits to this Form 8-K).

Item 7. Financial Statements and Exhibits

     (c) Exhibits. The following is a list of the Exhibits attached hereto.

Exhibit No. 2.1     Agreement and Plan of Reorganization by and among
                    The Fairchild Corporation, Dah Dah, Inc. and Kaynar
                    Technologies Inc. dated as of December 26, 1998.

Exhibit No. 99.1    Voting and Option Agreement by and among The Fairchild
                    Corporation, Dah Dah, Inc., CFE Inc., and General Electric
                    Capital Corporation dated as of December 26, 1998.


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Exhibit No. 99.2    Voting Agreement by and between The Fairchild Corporation
                    and Jordan A. Law dated as of December 26, 1998.

Exhibit No. 99.3    Voting Agreement by and between The Fairchild Corporation
                    and David A. Werner dated as of December 26, 1998.

Exhibit No. 99.4    Voting Agreement by and between The Fairchild Corporation
                    and Robert L. Beers dated as of December 26, 1998.

Exhibit No. 99.5    Voting Agreement by and between The Fairchild Corporation
                    and LeRoy A. Dack dated as of December 26, 1998.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 29, 1998


                            THE FAIRCHILD CORPORATION


                            By: /s/ John L. Flynn
                                ------------------------------
                            Name:  John L. Flynn
                            Title:  Senior Vice President



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                                  Exhibit Index


Exhibit No.                     Description

2.1 Agreement and Plan of Reorganization by and among The Fairchild Corporation, Dah Dah, Inc. and Kaynar
               Technologies Inc. dated as of December 26, 1998.

99.1 Voting and Option Agreement by and among The Fairchild Corporation, Dah Dah, Inc., CFE Inc., and General
               Electric Capital Corporation dated as of December 26,
               1998.

99.2           Voting Agreement by and between The Fairchild
               Corporation and Jordan A. Law dated as of December 26,
               1998.

99.3           Voting Agreement by and between The Fairchild
               Corporation and David A. Werner dated as of December 26, 1998.

99.4           Voting Agreement by and between The Fairchild
               Corporation and Robert L. Beers dated as of December 26, 1998.

99.5           Voting Agreement by and between The Fairchild
               Corporation and LeRoy A. Dack dated as of December 26,
               1998.